UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2020

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 449-6700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Warrants, each exercisable for one share of common stock	ALTG WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As previously disclosed by Alta Equipment Group Inc. (the “Company”) on its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2020, on that date, the audit committee of the board of directors (the “Audit Committee”) of the Company engaged UHY LLP (“UHY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, effective immediately following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 10-K”). In connection with the engagement of UHY, on February 14, 2020, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective as of the filing of the 2019 10-K. This Amendment No. 2 to the Company’s Current Report on Form 8-K amends the Form 8-K filed by the Company on February 14, 2020, as amended by Amendment No. 1 to the Company’s Current Report on Form 8-K filed by the Company on March 25, 2020, to confirm that, upon the Company’s filing of the 2019 10-K on March 25, 2020, Marcum was dismissed as, and UHY became, the Company’s independent registered public accounting firm.

The reports of Marcum on the Company’s financial statements as of and for the two most recent audited fiscal years (ended December 31, 2019 and December 31, 2018) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Company’s two most recent audited fiscal years (ended December 31, 2019 and December 31, 2018) and the subsequent interim period through March 25, 2020, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the Company’s two most recent audited fiscal years (ended December 31, 2019 and December 31, 2018) and the subsequent interim period through March 25, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated March 31, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Marcum LLP to the U.S. Securities and Exchange Commission, dated March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

	By:	/s/ Ryan Greenawalt
Name: Ryan Greenawalt
Title: Chief Executive Officer
Dated: March 31, 2020

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